--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                December 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

BLUE CHIP GROWTH FUND

* Steady economic growth and moderate inflation helped propel the U.S. stock market to significant gains, despite serious problems in several Asian economies.

* The Blue Chip Growth Fund recorded strong gains of 10.46% for the six-month period and 27.56% for the full year, surpassing our peer group average but not the broad market.

*    Financials,   telecommunications,   and   consumer-oriented   stocks   made
     substantial contributions to performance.

*    Fund purchases were focused on increasing existing positions.

* Although valuations are high for many stocks, we continue to see favorable conditions in this market going forward.

FELLOW SHAREHOLDERS

     Building on a potent performance in the first half of 1997, the U.S. stock market generated strong gains over the last six months as solid economic growth and restrained inflation and interest rates continued to provide a fertile backdrop. The market exhibited notable volatility, but this was not entirely unexpected considering that the Dow Jones Industrial Average has returned more than 20% for three years in a row (a record) and the S&P 500 has gained more than 100% over the last three years.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/97                      6 Months         12 Months
--------------------------------------------------------------------------------
Blue Chip Growth Fund                         10.46%            27.56%
S&P 500                                       10.58             33.36
Lipper Growth Funds Average                    9.19             25.30
================================================================================

     In this favorable environment, your fund continued to perform well. For the 6-and 12-month periods ended December 31, the Blue Chip Growth Fund's returns of 10.46% and 27.56%, respectively, outperformed its peer group average and fell short of the unmanaged Standard & Poor's 500 Stock Index. Over the three years ended December 31, 1997, your fund's 124.72% gain outperformed its peer group's 97.08% return by a wide margin and approximated the S&P 500's total return of over 120% (a 31% compounded annual return).

YEAR-END DISTRIBUTIONS

     Your fund's directors declared a year-end dividend of $0.12 per share and a long-term capital gain of $0.02 per share. These distributions were paid on December 30 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions, as well as your form 1099-DIV reporting them for tax purposes.

MARKET ENVIRONMENT

     In 1997, the U.S. stock market again surprised investors with its consistent strength, while the domestic economy maintained an impressive blend of steady growth and low inflation. Interest rates, mutual fund inflows, and corporate earnings continued to be favorable. Long-term interest rates declined sharply in the second half (falling as low as 5.75% in early 1998). U.S. wholesale prices declined 1.2%, and consumer price gains were benign--even energy prices took a turn for the better, with crude oil recently falling well below $20 per barrel. While this data, along with global trends, may suggest a period of disinflation, corporate profits or stock prices in the U.S. might not suffer. Job growth is very solid with the unemployment rate at 4.7%. Retail sales ended the Christmas season on a strong note. Perhaps most important, U.S. companies continue to improve efficiency and lower costs in ways that could offset some of the pricing pressure.

     Not all the news was good in the last half of 1997, however. Mounting problems in several Asian economies caused some investors to question the underpinnings of the long economic expansion in the U.S. and the health of many of our trading partners. Specifically, currency devaluations and banking system problems in Korea, Indonesia, Malaysia, Thailand, the Philippines, and Japan caused a sharp slowdown in Asian economic growth and a reassessment of the stability and growth potential for all of Asia. Because some global blue chip companies cannot avoid these concerns, economic growth in the U.S. could be affected. Investors also fear that a general slowdown in economic activity and a flood of cheap imports (due to the devaluation of foreign currencies) could worsen deflation pressures in the U.S.

     Investors have been particularly concerned about the impact of the Asian challenges on the U.S. multinationals, which compose a significant part of your fund. While the severity and the ultimate effects should not be underestimated, we believe there are reasons to be constructive on the prospects for these companies:

* Many multinationals in the pharmaceutical, telecommunications, financial services, and manufacturing sectors generate well below 10% of their earnings from Asian markets. Europe, an important market for many companies, appeared to improve in 1997.

* Of the companies with significant exposure to Asia, many have focused their investments in China (which continued to show stability). Also, many U.S. companies are in industries that are somewhat insensitive to changes in economic activity. For example, PROCTER & GAMBLE and KIMBERLY-CLARK do not expect significant changes in demand for personal care products.

* Many U.S. multinationals have manufacturing operations in Asia. Thus, they may experience a decline in costs as these economies devalue currencies and prices fall. For example, many technology companies buy and assemble a significant number of components in the region.

* U.S.-based financial companies had limited direct lending exposure to Asian economies. Even CITICORP, AMERICAN INTERNATIONAL GROUP, AMERICAN EXPRESS, and MORGAN STANLEY DEAN WITTER DISCOVER, which have meaningful operations in the region, believe that the current dislocation could allow them to take significant market share in certain Asian countries.

PORTFOLIO REVIEW

     Financial stocks performed well as interest rates moderated and investors continued to focus on companies with consistent earnings growth and strong capital generation (which, in many cases, funded significant share repurchases). TRAVELERS GROUP, MELLON BANK, ACE LIMITED, NORWEST, FANNIE MAE, FREDDIE MAC, and U.S. BANCORP were each among the top contributors to performance in the second half and for all of 1997. American Express and SLM HOLDING also made sizable contributions in the first half and to a lesser extent in the second.

     Consumer products stocks continued to play a key role in the fund's performance. Pharmaceuticals were the standouts, with PFIZER being a top contributor throughout 1997. SCHERING-PLOUGH, BRISTOL-MYERS SQUIBB, ELI LILLY, SMITHKLINE BEECHAM, and MERCK each generated meaningful gains. Procter & Gamble, COLGATE-PALMOLIVE, and PHILIP MORRIS are long-term holdings that benefited fund performance. MEDTRONIC, the leading maker of cardiovascular devices, also did well.

     Consumer services stocks were among the strongest performers for the fund. In the entertainment area, CARNIVAL and DISNEY were standouts. Media giants TIME WARNER and US WEST MEDIA, with their significant cable interests, and TRIBUNE, with its newspaper and broadcasting operations, were also stellar holdings. In the retailing area, the fund scored solid gains with long-time holdings SAFEWAY, CVS, FEDERATED DEPARTMENT STORES, and HOME DEPOT. H&R BLOCK did very well as the company shed its troubled investment in Compuserve, and its tax preparation and financial consulting businesses thrived. Telecommunications stalwarts AT&T, SBC COMMUNICATIONS, and VODAFONE (a leading provider of international wireless communications services) rose sharply for the year, particularly in the second half.

     Your fund had less exposure to the technology sector than the average growth fund, but its holdings in this area held up well in a difficult period and added to fund gains. COMPAQ COMPUTER, CISCO SYSTEMS, BMC SOFTWARE, and IBM all benefited returns.

     [Sector Diversification Pie chart shown here with the following slices -- Business Services & Transportation, 10%; Capital Equipment/Process Industries/Basic Materials, 7%; Technology, 10%; Consumer Services/Consumer Cyclicals, 14%; Financial, 20%; Energy/Utilities, 7%; Consumer Nondurables, 22%; Reserves, 10%]

     As always, some stocks produced disappointing results. Because 1997 was a volatile year, investors were unusually unforgiving toward stocks with flawed fundamentals or weakened earnings. FIRST DATA, the leading provider of credit card servicing, was our largest loser. Margins contracted more than expected in its core business, and several ancillary businesses did not meet expectations. However, management exited one of these troubled businesses recently and appears to have brought earnings expectations into alignment with more moderate expectations. Although we have allowed this holding to shrink significantly as a percent of assets, we think it will perform reasonably well over time. CORNING, a big winner for the fund previously, pulled back sharply because of concerns regarding optical fiber pricing. Fortunately, we saw some of the problems before they were fully reflected in the stock price and reduced our position. We want more information reassuring us that fiber pricing and profit growth are in line with expectations before we rebuild this now-small position.

     VENCOR, the leader in acute hospital and nursing care, continued to struggle with Medicare reimbursement issues, and we eliminated it at prices approximately 25% above current levels. UNITED STATES SURGICAL declined as competitive conditions in its core business caused investors to avoid the stock. However, we are constructive on the company's new, innovative products, such as its dominant product offering for spinal care and its cardiovascular products. Therefore, we are cautiously adding to this position.

STRATEGY

     Our investment strategy focuses on maintaining positions in core holdings as long as the fundamentals remain strong and valuations are reasonable. Consequently, much of the substantial cash flow the fund received was invested opportunistically in existing holdings. For example, additions to MICROSOFT, ALLIEDSIGNAL, UNITED HEALTHCARE, Merck, Safeway, and Travelers Group were significant enough to be included in the list of top-10 fund purchases for the past six months.

     However, we did establish some large new positions, none of which, we think, will be particularly affected by the developments in Asia. Bristol-Myers Squibb has rebuilt its product portfolio while also improving the efficiency of its operations. The company has a particularly strong cardiovascular product portfolio (including new potential blockbuster Avapro). As discussed, United States Surgical has developed some innovative, high margin products that could drive strong profit growth into the next century. FIRST UNION and U.S. Bancorp are both leading U.S. banking companies with top-tier efficiency, product offerings, and credit underwriting.

OUTLOOK

     Stock valuations remain expensive by all conventional measures, particularly as evidenced by the historically low dividend yield on the S&P 500. We are also cautious because the market (and your fund) has generated strong results for several consecutive years, and the problems in Asia certainly have the potential to hurt earnings growth for select multinational companies.

     However, we realize that sound investing must be driven by the outlook for the general investment environment, future company earnings, and careful selection of stocks. Considering these factors, we believe the outlook for U.S. stocks and your fund remains favorable:

* Inflation and interest rate trends are positive. Despite the concerns regarding an economic slowdown and problematic deflation, economic data support the thesis that the economy is growing at a moderate pace.

* Earnings growth is very strong at many high-quality U.S. companies, and the valuations of selected companies remain reasonable.

* Top-notch, entrepreneurial management and sound business models have been the hallmarks of many of our holdings. Through careful management of costs and proper incentives, these management teams improved the competitiveness of their businesses as well as the durability and predictability of earnings.

* Many of our holdings have generated significant amounts of free cash flow. Shareholder-oriented management can be trusted to use this cash to repurchase shares or make acquisitions in a manner which often enhances stock performance over time. This may prove to be particularly advantageous if a challenging environment causes stock weakness, allowing opportunistic share repurchases or acquisitions.

     We invest your money with the knowledge that the stock market will not always go up. We believe we can enhance returns and lower risk over time by investing in all-season growth companies that can generate earnings growth regardless of the economic or interest rate environment, and by striving to buy such companies at reasonable valuations.

     As always, we seek out blue chip companies with leading market positions, seasoned management, and strong financial fundamentals because we believe they will provide superior investment results over time. We appreciate your continued support in this endeavor.

Respectfully submitted,

/s/

Larry J. Puglia
President and Chairman of the Investment Advisory Committee

/s/

Thomas H. Broadus, Jr.
Executive Vice President
January 22, 1998

T. Rowe Price Blue Chip Growth Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/97
--------------------------------------------------------------------------------
Travelers Group 1.4%
AlliedSignal ................................................               1.3
Merck .......................................................               1.3
Fannie Mae ..................................................               1.2
Pfizer ......................................................               1.2
--------------------------------------------------------------------------------
Tyco International ..........................................               1.2
Mellon Bank .................................................               1.1
Safeway .....................................................               1.1
Freddie Mac .................................................               1.1
Philip Morris ...............................................               1.1
--------------------------------------------------------------------------------
SBC Communications ..........................................               1.1
ACE Limited .................................................               1.1
GE ..........................................................               1.1
Disney ......................................................               1.1
Cendant .....................................................               1.0
--------------------------------------------------------------------------------
Microsoft ...................................................               1.0
Norwest .....................................................               1.0
American Express ............................................               1.0
Citicorp ....................................................               1.0
Bristol-Myers Squibb ........................................               1.0
--------------------------------------------------------------------------------
Danaher .....................................................               0.9
Travelers Property Casualty .................................               0.9
Mobil .......................................................               0.9
Chase Manhattan .............................................               0.9
Sara Lee ....................................................               0.9
--------------------------------------------------------------------------------
Total .......................................................              26.9%
================================================================================

T. Rowe Price Blue Chip Growth Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/97

Ten Largest Purchases
--------------------------------------------------------------------------------
Bristol-Myers Squibb *
United States Surgical *
First Union *
Microsoft
U.S. Bancorp *
AlliedSignal
United HealthCare
Merck
Safeway
Travelers Group

Ten Largest Sales
--------------------------------------------------------------------------------
Altera **
3Com **
Vencor **
Xilinx **
Columbia/HCA Healthcare **
Eastman Kodak **
Cincinnati Bell **
Money Store
Corning
American Stores

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Blue Chip Growth Fund
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Blue Chip Growth Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 12/31/97           1 Year       3 Years       Inception       Date
--------------------------------------------------------------------------------
Blue Chip Growth Fund            27.56%        30.98%          23.53%    6/30/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Blue Chip Growth Fund
================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                          Year                                                           6/30/93
                                                         Ended                                                           Through
                                                      12/31/97          12/31/96        12/31/95        12/31/94        12/31/93
NET ASSET VALUE
Beginning of period ........................       $     19.06         $   15.09         $ 11.11          $11.24          $10.00
Investment activities
        Net investment income ..............              0.13              0.14            0.16*           0.12*           0.05*
        Net realized and
        unrealized gain (loss) .............              5.12              4.05            4.05           (0.03)           1.38
        Total from
        investment activities ..............              5.25              4.19            4.21            0.09            1.43
Distributions
        Net investment income ..............             (0.12)            (0.14)          (0.15)          (0.10)          (0.05)
        Net realized gain ..................             (0.02)            (0.08)          (0.08)          (0.12)          (0.14)
        Total distributions ................             (0.14)            (0.22)          (0.23)          (0.22)          (0.19)
NET ASSET VALUE
End of period ..............................       $     24.17         $   19.06         $ 15.09          $11.11          $11.24
Ratios/Supplemental Data
Total return ...............................             27.56%            27.75%          37.90%*          0.80%*         14.32%*
Ratio of expenses to
average net assets .........................              0.95%             1.12%           1.25%*          1.25%*          1.25%*+
Ratio of net investment
income to average
net assets .................................              0.86%             0.87%           1.27%*          1.05%*          0.80%*+
Portfolio turnover rate ....................              23.7%             26.3%           38.1%           75.0%           89.0%+
Average commission
rate paid ..................................       $    0.0537         $  0.0544               -               -               -
Net assets, end of period
(in millions) ..............................       $     2,345         $     540         $   146          $   39          $   25
====================================================================================================================================

*    Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/96.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
================================================================================
                                                               December 31, 1997
================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
                                                        Shares/Par         Value
                                                                    In thousands

Common Stocks  89.8%

FINANCIAL  19.4%
Bank and Trust  8.4%
BANC ONE ..............................................    380,000      $ 20,639
BankBoston ............................................    170,000        15,969
Chase Manhattan .......................................    200,000        21,900
Citicorp ..............................................    182,000        23,012
First Union ...........................................    350,000        17,937
Mellon Bank ...........................................    444,000        26,917
Mercantile Bancorporation .............................     89,000         5,473
NationsBank ...........................................    226,000        13,744
Norwest ...............................................    617,000        23,832
U.S. Bancorp ..........................................    178,000        19,925
Wells Fargo ...........................................     21,000         7,128
                                                                         196,476

Insurance  4.2%
ACE Limited ...........................................    266,000        25,669
American International Group ..........................     75,000         8,156
EXEL ..................................................    200,000        12,675
Mid Ocean Limited .....................................    220,000        11,935
St. Paul Companies ....................................    127,000        10,422
Travelers Property Casualty (Class A) .................    500,000        22,000
UNUM ..................................................    170,000         9,244
                                                                         100,101

Financial Services  6.8%
American Express ......................................    266,000        23,740
Associates First Capital (Class A) ....................     25,000         1,778
Fannie Mae ............................................    493,000        28,132
Freddie Mac ...........................................    625,000        26,211
Household International ...............................    137,000        17,476
Money Store ...........................................    100,000         2,100
Morgan Stanley Dean Witter Discover ...................     92,000         5,440
SLM Holding ...........................................    127,000        17,669
The CIT Group (Class A) * .............................    100,000         3,225
Travelers Group .......................................    617,499        33,268
                                                                         159,039
Total Financial .......................................                  455,616

UTILITIES  2.2%
Telephone Services  2.2%
ALLTEL ................................................    250,000      $ 10,265
AT&T ..................................................    275,000        16,844
SBC Communications ....................................    352,000        25,784
Total Utilities .......................................                   52,893

CONSUMER NONDURABLES  21.3%
Cosmetics  0.1%
Gillette  .............................................     37,000         3,716
                                                                           3,716

Beverages  0.8%
PepsiCo ...............................................    500,000        18,219
                                                                          18,219

Food Processing  3.2%
Cadbury Schweppes (GBP) ...............................    700,000         7,065
Dean Foods ............................................    100,000         5,950
Heinz .................................................    181,000         9,197
Hershey Foods .........................................    124,000         7,680
Interstate Bakeries ...................................    140,000         5,232
Nabisco Holdings (Class A) ............................    230,000        11,141
Ralston Purina ........................................    100,000         9,294
Sara Lee ..............................................    370,000        20,836
                                                                          76,395

Hospital Supplies/Hospital Management  3.3%
Abbott Laboratories ...................................    127,000         8,327
Baxter International ..................................    100,000         5,044
Boston Scientific * ...................................    190,000         8,716
HealthSouth * .........................................    460,000        12,765
Medtronic .............................................    210,000        10,986
St. Jude Medical * ....................................    140,000         4,270
Tenet Healthcare * ....................................    355,000        11,759
United States Surgical ................................    500,000        14,656
                                                                          76,523

Pharmaceuticals  7.5%
American Home Products ................................    250,000        19,125
Bristol-Myers Squibb ..................................    241,000        22,805
Eli Lilly .............................................    110,000         7,659
Johnson & Johnson .....................................    304,000        20,026
Merck .................................................    284,000        30,175
Pfizer ................................................    370,000        27,588
Schering-Plough .......................................    275,000        17,084
SmithKline Beecham ADR ................................    280,000        14,402
Warner-Lambert ........................................    130,000        16,120
                                                                         174,984

Health Care Services  0.8%
United HealthCare .....................................    370,000      $ 18,384
                                                                          18,384

Miscellaneous Consumer Products  5.6%
Colgate-Palmolive .....................................    232,000        17,052
Mattel ................................................    465,000        17,321
Newell ................................................    255,000        10,837
Philip Morris .........................................    575,000        26,055
Procter & Gamble ......................................    140,000        11,174
Service Corp. International ...........................    500,000        18,469
Stanley Works .........................................    160,000         7,550
Textron ...............................................    118,000         7,375
Unifi .................................................    271,000        11,026
Unilever N.V. ADR .....................................     70,000         4,371
                                                                         131,230
Total Consumer Nondurables ............................                  499,451

CONSUMER SERVICES  11.5%
General Merchandisers  2.2%
Dayton Hudson .........................................     65,000         4,388
J.C. Penney ...........................................    100,000         6,031
Neiman-Marcus * .......................................    300,000         9,075
Wal-Mart ..............................................    395,000        15,578
Warnaco Group (Class A) ...............................    500,000        15,687
                                                                          50,759

Specialty Merchandisers  4.1%
American Stores .......................................    250,000         5,141
CVS ...................................................    304,262        19,492
Federated Department Stores * .........................    275,000        11,842
General Nutrition * ...................................    350,000        11,878
Home Depot ............................................    230,000        13,541
Kohl's * ..............................................    100,000         6,812
McKesson ..............................................     20,000         2,164
Safeway * .............................................    420,000        26,565
                                                                          97,435

Entertainment and Leisure  2.2%
Carnival ADR (Class A) ................................    347,000        19,215
Disney ................................................    250,000        24,766
McDonald's ............................................    150,000         7,162
                                                                          51,143

Media and Communications  3.0%
R.R. Donnelly .........................................    100,000      $  3,725
Time Warner ...........................................    295,000        18,290
Tribune ...............................................    310,000        19,298
U S WEST Media * ......................................    370,000        10,684
Valassis Communications * .............................    200,000         7,400
Vodafone ADR ..........................................    150,000        10,875
                                                                          70,272
Total Consumer Services ...............................                  269,609

CONSUMER CYCLICALS  2.6%
Automobiles and Related  0.4%
SPX ...................................................    130,000         8,970
                                                                           8,970

Building and Real Estate  1.1%
Patriot American Hospitality, REIT ....................    274,999         7,923
Starwood Lodging, REIT ................................    300,400        17,386
                                                                          25,309

Miscellaneous Consumer Durables  1.1%
Corning ...............................................    170,000         6,311
Masco .................................................    257,000        13,075
Sony ADR ..............................................     77,000         6,988
                                                                          26,374
Total Consumer Cyclicals ..............................                   60,653

TECHNOLOGY  10.1%
Electronic Components  2.0%
EMC * .................................................    220,000         6,036
Intel .................................................    200,000        14,044
Linear Technology .....................................    133,000         7,656
Maxim Integrated Products * ...........................    266,000         9,194
Motorola ..............................................    150,000         8,559
                                                                          45,489

Electronic Systems  1.7%
Hewlett-Packard .......................................    220,000        13,750
Honeywell .............................................    226,000        15,481
KLA Instruments * .....................................     82,000         3,165
Nokia ADR .............................................    107,000         7,490
                                                                          39,886

Information Processing  1.8%
COMPAQ Computer .......................................    280,000        15,802
Dell Computer * .......................................     95,000         7,983
IBM ...................................................    181,000        18,926
                                                                          42,711

Office Automation  0.3%
Xerox .................................................    100,000      $  7,381
                                                                           7,381

Specialized Computer  0.2%
Sun Microsystems * ....................................    100,000         3,994
                                                                           3,994

Telecommunications Equipment  2.0%
Cisco Systems * .......................................    315,000        17,581
Lucent Technologies ...................................     50,000         3,994
MCI ...................................................    375,000        16,066
WorldCom ..............................................    320,000         9,690
                                                                          47,331

Aerospace and Defense  2.1%
AlliedSignal ..........................................    790,700        30,788
Boeing ................................................     75,000         3,670
Lockheed Martin .......................................    127,000        12,510
Raytheon Company (Class B) ............................     50,000         2,525
                                                                          49,493
Total Technology ......................................                  236,285

CAPITAL EQUIPMENT  4.3%
Electrical Equipment  2.7%
GE ....................................................    338,000        24,801
Hubbell (Class B) .....................................    200,000         9,863
Tyco International ....................................    610,784        27,523
                                                                          62,187

Machinery  1.6%
Danaher ...............................................    350,000        22,093
Teleflex ..............................................    425,000        16,044
                                                                          38,137
Total Capital Equipment ...............................                  100,324

BUSINESS SERVICES AND
TRANSPORTATION  9.3%
Computer Service and Software  5.3%
Automatic Data Processing .............................    304,000        18,658
BMC Software * ........................................    280,000        18,358
First Data ............................................    610,106        17,846
Galileo International .................................    170,000         4,696
Microsoft * ...........................................    188,000        24,293
National Data .........................................    100,000         3,613
Oracle * ..............................................    200,000         4,456
Parametric Technology * ...............................    266,000        12,585
SunGard Data Systems * ................................    340,000        10,540
Synopsys * ............................................    210,000         7,494
                                                                         122,539

Distribution Services  0.3%
JP Foodservice * ......................................    200,620      $  7,410
                                                                           7,410

Environmental  0.5%
USA Waste Services * ..................................    310,000        12,167
                                                                          12,167

Miscellaneous Business Services  2.6%
Cendant * .............................................    710,825        24,435
Corporate Express * ...................................    315,650         4,074
H&R Block .............................................    340,000        15,236
Omnicom ...............................................    274,000        11,611
Wallace Computer Services .............................    140,000         5,442
                                                                          60,798

Railroads  0.6%
Burlington Northern Santa Fe ..........................    121,000        11,246
Norfolk Southern ......................................    100,000         3,081
                                                                          14,327
Total Business Services and Transportation ............                  217,241

ENERGY  4.4%
Energy Services  1.5%
BJ Services * .........................................     92,000         6,618
Camco International ...................................     55,000         3,503
Cooper Cameron * ......................................    200,000        12,200
Halliburton ...........................................    225,000        11,686
                                                                          34,007

Integrated Petroleum-Domestic  1.6%
Atlantic Richfield ....................................    150,000        12,019
British Petroleum ADR .................................    181,000        14,423
USX-Marathon ..........................................    350,000        11,813
                                                                          38,255

Integrated Petroleum - International  1.3%
Mobil .................................................    304,000        21,945
Texaco ................................................    160,000         8,700
                                                                          30,645
Total Energy ..........................................                  102,907

PROCESS INDUSTRIES  2.3%
Diversified Chemicals  1.0%
DuPont ................................................    150,000         9,009
Hercules ..............................................    176,000         8,811
Olin ..................................................    115,000         5,391
                                                                          23,211

Specialty Chemicals  0.7%
Great Lakes Chemical ..................................    235,000      $ 10,546
Sigma Aldrich .........................................    150,000         5,944
                                                                          16,490

Paper and Paper Products  0.6%
Kimberly-Clark ........................................    304,000        14,991
                                                                          14,991
Total Process Industries ..............................                   54,692

BASIC MATERIALS  0.6%
Mining  0.3%
Newmont Mining ........................................    250,000         7,344
                                                                           7,344

Miscellaneous Materials  0.3%
Crown Cork & Seal .....................................    140,000         7,017
                                                                           7,017
Total Basic Materials   14,361

Total Miscellaneous Common Stocks  1.8% ...............                   42,038
Total Common Stocks (Cost  $1,717,306) ................                2,106,070

Short-Term Investments  7.1%
Medium-Term Notes  0.2%
Morgan Stanley Group, VR 6.176%, 5/18/98 ..............$ 5,000,000         5,005
        5,005

Money Market Funds  6.9%
Reserve Investment Fund, 5.84%#+                       160,552,672       160,552
                                                                         160,552

Total Short-Term Investments (Cost  $165,557) .........                  165,557
Total Investments in Securities
96.9% of Net Assets (Cost $1,882,863) .................              $ 2,271,627

Other Assets Less Liabilities .........................                   72,928

NET ASSETS ............................................              $ 2,344,555

#    Seven-day yield
+    Affiliated Company
*    Non-income producing
ADR  American Depository Receipt
REIT Real Estate Investment Trust
VR   Variable rate
GBP  British sterling


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
================================================================================
                                                               December 31, 1997
================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
        Affiliated companies (cost $160,552) ..................     $   160,552
        Other companies (cost $1,722,311) .....................       2,111,075
        Total investments in securities .......................       2,271,627
Other assets ..................................................         104,473
Total assets ..................................................       2,376,100
Liabilities
Total liabilities .............................................          31,545
NET ASSETS ....................................................     $ 2,344,555
Net Assets Consist of:
Accumulated net investment income - net of distributions ......     $       793
Accumulated net realized gain/loss - net of distributions .....          (3,882)
Net unrealized gain (loss) ....................................         388,764
Paid-in-capital applicable to 97,019,961 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized ...............................       1,958,880
NET ASSETS ....................................................     $ 2,344,555
NET ASSET VALUE PER SHARE .....................................     $     24.17

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/97
Investment Income
Income
        Dividend ...............................................      $  16,317
        Interest ...............................................          8,857
        Total income ...........................................         25,174
Expenses
        Investment management ..................................          8,706
        Shareholder servicing ..................................          3,509
        Registration ...........................................            554
        Prospectus and shareholder reports .....................            235
        Custody and accounting .................................            162
        Legal and audit ........................................             14
        Directors ..............................................             11
        Miscellaneous ..........................................             28
        Total expenses .........................................         13,219
Net investment income ..........................................         11,955
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
        Securities .............................................         (4,267)
        Futures ................................................            385
        Foreign currency transactions ..........................            (18)
        Net realized gain (loss) ...............................         (3,900)
Change in net unrealized gain or loss ..........................        303,584
Net realized and unrealized gain (loss) on securities ..........        299,684
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .........................................      $ 311,639

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                                                        Year
                                                                                                       Ended
                                                                                                    12/31/97               12/31/96
Increase (Decrease) in Net Assets
Operations
        Net investment income ......................................................             $    11,955              $   2,414
        Net realized gain (loss) ...................................................                  (3,900)                 4,994
        Change in net unrealized gain or loss ......................................                 303,584                 62,004
        Increase (decrease) in net assets from operations ..........................                 311,639                 69,412
Distributions to shareholders
        Net investment income ......................................................                 (11,113)                (3,801)
        Net realized gain ..........................................................                  (1,852)                (2,192)
        Decrease in net assets from distributions ..................................                 (12,965)                (5,993)
Capital share transactions *
        Shares sold ................................................................               1,862,992                423,555
        Distributions reinvested ...................................................                  12,659                  5,800
        Shares redeemed ............................................................                (369,444)              (101,053)
        Increase (decrease) in net assets from capital
        share transactions .........................................................               1,506,207                328,302
Net equalization ...................................................................                      --                  1,499
Net Assets
Increase (decrease) during period ..................................................               1,804,881                393,220
Beginning of period ................................................................                 539,674                146,454
End of period ......................................................................             $ 2,344,555              $ 539,674
*Share information
        Shares sold ................................................................                  85,107                 24,262
        Distributions reinvested ...................................................                     535                    302
        Shares redeemed ............................................................                 (16,932)                (5,958)
        Increase (decrease) in shares outstanding ..................................                  68,710                 18,606


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
================================================================================
                                                               December 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $1,616,244,000 and $293,845,000, respectively, for the year ended December 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,275,000, which expire in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
Undistributed net investment income                                    $(49,000)
Undistributed net realized gain                                          60,000
Paid-in-capital                                                         (11,000)
--------------------------------------------------------------------------------

     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,882,863,000, and net unrealized gain aggregated $388,764,000, of which $412,386,000 related to appreciated investments and $23,622,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,165,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,721,000 for the year ended December 31, 1997, of which $278,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 13.0% of the outstanding shares of the Blue Chip Growth Fund at December 31, 1997. For the year then ended, the fund was allocated $118,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $3,187,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Blue Chip Growth Fund
================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. Rowe Price Blue Chip Growth Fund
================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/97
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

* $1,623,000 from long-term capital gains; of which $1,623,000 was subject to the 28% rate gains category.

For corporate shareholders, 100% of the fund's distributed income qualified for the dividends-received deduction.
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
================================================================================
INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   OPTIONS   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*AccessRegistration Mark and
          T. Rowe Price OnLine.

          DISCOUNT BROKERAGE*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of your T. Rowe Price accounts.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value**
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California  Tax-Free  Money
New  York  Tax-Free  Money
Summit Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy   Balanced
Personal   Strategy   Growth
Personal   Strategy  Income
Tax-Efficient  Balanced

T. ROWE PRICE  NO-LOAD  VARIABLE  ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
**   Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Blue Chip Growth Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F93-050  12/31/97